                         STAGECOACH LIFEPATH(TM) FUNDS

                             LIFEPATH 2000(TM) FUND
                             LIFEPATH 2010(TM) FUND
                             LIFEPATH 2020(TM) FUND
                             LIFEPATH 2030(TM) FUND
                             LIFEPATH 2040(TM) FUND

                                     PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)
                                FEBRUARY 1, 1997



              This Statement of Additional Information ("SAI"), which is not a Prospectus, supplements and should be read in conjunction with the current Prospectus describing the LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund (the "LifePath Funds" or the "Funds") of Stagecoach Trust (the "Trust"), also dated February 1, 1997, as it may be revised from time to time. A copy of the Funds' Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Funds' sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling at 1-800-643-9691.


              As described in the Prospectus, each Fund invests all of its assets in a separate master portfolio (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, series investment company. Each Master Portfolio has the same investment objective as the corresponding Fund. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to each Master Portfolio. Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo Bank") served as each Master Portfolio's investment adviser and Wells Fargo Nikko Investment Advisors ("WFNIA") served as each Master Portfolio's sub-investment adviser. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company ("WFITC"), the former custodian to the Funds and Master Portfolios. BGFA is now a subsidiary of WFITC which, effective January 1, 1996, changed its name to Barclays Global Investors, N.A. ("BGI").

              This SAI describes the Class A (formerly, the Retail Class), Class B and Institutional Class shares of the LifePath Funds. Net asset value, total return and yield quotations are computed separately for each class of Fund shares. Because of the differences in the fees and expenses borne by Class A and Class B shares of the Funds, the return/yield on such shares can be expected, at any given time, to be lower than the return/yield on Institutional Class shares. Distributions to holders of Class A and Class B shares are reduced by the amount of distribution-related expenses payable under the Distribution Plan for each such Class.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Investment Objectives and Management Policies...........................    3
Management of the Trust.................................................    9
Management Arrangements ................................................   12
Purchase and Redemption of Shares.......................................   18
Determination of Net Asset Value........................................   18
Dividends, Distributions and Taxes......................................   19
Capital Stock...........................................................   23
Performance Information.................................................   25
Portfolio Transactions..................................................   28
Information About the Funds.............................................   30
Counsel.................................................................   31
Independent Auditors....................................................   31
Financial Information...................................................   31
Appendix................................................................  A-1
Financial Statements....................................................  F-1

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

              General. Each LifePath Fund seeks to achieve its investment objective by investing all of its assets in a corresponding Master Portfolio of MIP. A Fund may withdraw its investment from such Master Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. Since the investment characteristics of a Fund correspond directly to those of the relevant Master Portfolio, the following is a discussion of the various investment policies and techniques employed by each corresponding LifePath Master Portfolio.

Portfolio Securities

              Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

              Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

              Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of

$1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

              In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and
(2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

              In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

              Each Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided that such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Portfolio will own more than one such CD per issuer.

Management Policies

              Stock Index Options. Each LifePath Master Portfolio may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds, in the case of a put, or is less than, in the case of a call, the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

              Futures Contracts and Options on Futures Contracts. The LifePath Master Portfolios may enter into futures contracts and may purchase and write options thereon. Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of the relevant LifePath Master Portfolio.

              Foreign Currency Transactions. If a LifePath Master Portfolio enters into a foreign currency transaction or forward contract, such Master Portfolio deposits, if required by applicable regulations, with MIP's custodian cash or high-grade debt securities in a segregated account of the LifePath Master Portfolio in an amount at least equal to the value of the Master Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the LifePath Master Portfolio's commitment with respect to the contract.

              At or before the maturity of a forward contract, a LifePath Master Portfolio either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Master Portfolio obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Master Portfolio retains the portfolio security and engages in an offsetting transaction, such Master Portfolio, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Master Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Master Portfolio realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Master Portfolio suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

              The cost to a LifePath Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which a LifePath Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

              The purchase of options on currency futures allows a LifePath Master Portfolio, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

              Future Developments. Each LifePath Master Portfolio may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a LifePath Master Portfolio would provide appropriate disclosure in its Prospectus or this SAI.

              Lending Portfolio Securities. To a limited extent, each Master Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which is maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Master Portfolio can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower. For purposes of this policy, each Master Portfolio considers collateral consisting of U.S. Government obligations or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Master Portfolio to be the equivalent of cash. From time to time, a Master Portfolio may return to the borrower, or to a third party which is unaffiliated with MIP, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received in exchange for securities loaned.

              The Securities and Exchange Commission ("SEC') currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(3) the Master Portfolio must be able to terminate the loan at any time; (4) the Master Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, MIP's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

              Investment Restrictions. Each Fund and Master Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed, as to a Fund or Master Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Whenever a

Fund is requested to vote on a fundamental policy of the Master Portfolio in which it invests, such Fund holds a meeting of Fund shareholders and casts its votes as instructed by such Fund's shareholders. Investment restrictions numbered 11 through 20 are not fundamental policies and may be changed by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time. No Fund or Master Portfolio may:

              1. Invest more than 5% of its assets in obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

              2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

              3. Invest in commodities, except that each Fund or Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices.

              4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund or Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

              5. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund or Master Portfolio as described in the Prospectus.

              6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund or Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees of the Trust or MIP, as the case may be.

              7. Act as an underwriter of securities of other issuers, except to the extent the Fund or Master Portfolio, as the case may be, may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

              8. Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Fund or Master Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

              9. Issue any senior security (as such term is defined in Section 18(g) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security or as otherwise permitted under the rules and regulations or an exemptive order of the SEC.

              10. Purchase securities on margin, but each Fund or Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

              11. Invest in securities of a company for the purpose of exercising management or control, but each Fund or Master Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

              12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

              13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Funds' Prospectus and this SAI.

              14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

              15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15%, in the case of a LifePath Fund and LifePath Master Portfolio, of the value of its net assets would be so invested. Although each Fund and LifePath Master Portfolio reserves the right to invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities, as long as such Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a Fund's assets that may be so invested, such Fund and LifePath Master Portfolio will comply with the lower limit. Each Fund currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states.

              16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

              17. Purchase, hold or deal in real estate limited partnerships.

              18. Purchase warrants that exceed 2% of the value of the Fund's or Master Portfolio's net assets, if those warrants are not listed on the New York or American Stock Exchanges.

              19. Purchase or retain securities of any issuer if the officers, trustees of the Trust or MIP, its advisers or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer.

              20. Engage in any short sales other than short sales against the box.

              As a fundamental policy, each LifePath Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund.

              If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets, except with respect to compliance with Investment Restriction No. 5, will not constitute a violation of such restriction.

              The Trust may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a LifePath Fund in certain states. Should the Trust determine that a commitment is no longer in the best interest of the LifePath Fund and its shareholders, the Trust reserves the right to revoke the commitment by terminating the sale of such LifePath Fund's shares in the state involved.


                            MANAGEMENT OF THE TRUST

              The following information supplements and should be read in conjunction with the Prospectus section entitled "Management of the Funds." Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Trustees who are deemed to be an "interested person" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                 Principal Occupations
Name, Address and Age                   Position                 During Past 5 Years
---------------------                   --------                 -------------------
Jack S. Euphrat, 74                     Trustee                  Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 45                     Trustee,                 Senior Vice President of Stephens,
                                        Chairman and             Manager of Financial Services Group,
                                        President                President of Stephens Insurance Services Inc.;
                                                                 Senior Vice President of Stephens Sports
                                                                 Management Inc.; and President of Investors
                                                                 Brokerage Insurance Inc.

Thomas S. Goho, 54                      Trustee                  T.B. Rose Faculty Fellow-Business,
321 Beechcliff Court                                             Wake Forest University, Calloway
Winston-Salem, NC 27104                                          School of Business and Accounting.  Associate
                                                                 Professor of Finance, Calloway School of
                                                                 Business and Accounting at Wake Forest
                                                                 University since 1983.

Joseph N. Hankin, 55                    Trustee                  President, Westchester Community
75 Grasslands Road                                               College since 1971; President of
Valhalla, NY 10595                                               Hartford Junior College from 1967
(appointed as of                                                 to 1971; Adjunct Professor of
September 6, 1996)                                               Columbia University Teachers College
                                                                 since 1976.

*Zoe Ann Hines, 47                      Trustee                  Senior Vice President  of Stephens and
(resigned as of                                                  Director of Brokerage Accounting; and
September 6, 1996)                                               Secretary of Stephens Resource Management.

*W. Rodney Hughes, 70                   Trustee                  Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78                     Trustee                  Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52                    Trustee                  Private Investor; Real Estate Developer
10 Legrae Street                                                 Chairman of Renaissance Properties Ltd.,
Charleston, SC 29401                                             President of Morse Investment Corporation; and
                                                                 Co-Managing Partner of Main Street Ventures.

Richard H. Blank, Jr., 40               Chief                    Associate of Financial Services
                                        Operating                Group of Stephens; Director of Stephens
                                        Officer,                 Sports Management Inc.; and Director of
                                        Secretary and            Capo Inc.
                                        Treasurer

                               COMPENSATION TABLE
                  For the Fiscal Year Ended February 29, 1996

                                                                       Total Compensation
                               Aggregate Compensation                   from Registrant
Name and Position                  from Registrant                      and Fund Complex
-----------------              ----------------------                  ------------------
Jack S. Euphrat                        $-0-                                 $39,000
  Trustee

*R. Greg Feltus                        $-0-                                 $-0-
  Trustee

Thomas S. Goho                         $-0-                                 $39,000
  Trustee

Joseph N. Hankin                       N/A                                      N/A

*Zoe Ann Hines                         $-0-                                 $-0-
  Trustee

*W. Rodney Hughes                      $-0-                                 $36,250
  Trustee

Robert M. Joses                        $-0-                                 $38,250
  Trustee

*J. Tucker Morse                       $-0-                                 $33,000
  Trustee

              Trustees of the Trust are compensated annually by the Trust and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trust, Overland Express Funds, Inc., Stagecoach Funds, Inc., Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Trustees and Officers of the Trust serves in the identical capacity as Directors/Trustees and/or Officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Trustees are compensated by other Companies and Trusts within the fund complex for their services as Directors/Trustees to such Companies and Trusts. Currently the Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the fund complex.

              As the date of this SAI, the Trustees Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.


                            MANAGEMENT ARRANGEMENTS


              MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets into a corresponding Master Portfolio of MIP. The Funds and other entities investing in the corresponding Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management and Servicing Fees" for additional description of the Funds' and Master Portfolios' expenses and management.

              A Fund may withdraw its investment in a Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust's Board would consider alternative investments, including investing all of such Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

              The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies." Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. A Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

              Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund may also elect to redeem its interests in a Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of such Fund or Master Portfolio, to the extent possible. See "Investment Objective and Management Policies" for additional information regarding the Funds' and the Master Portfolios' investment objectives and policies.

              Investment Advisory Agreement. BGFA provides investment advisory services to each LifePath Master Portfolio pursuant to separate Investment Advisory Contracts (each a "BGFA Advisory Contract") dated January 1, 1996 with MIP. As to each Master Portfolio, the applicable BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable BGFA Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The applicable BGFA Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

              Prior to January 1, 1996, Wells Fargo Bank provided investment advisory services to each Master Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated February 25, 1994 with MIP.

              For the fiscal year ended February 28, 1995 and the period beginning March 1, 1995 and ended December 31, 1995, the portion of advisory fees paid to Wells Fargo Bank by the corresponding Master Portfolio of each LifePath Fund and the amount of such fees waived by Wells Fargo Bank that is allocable to each Fund is shown below. For the period beginning January 1, 1996 and ended February 29, 1996, the portion of advisory fees paid to BGFA by the corresponding Master Portfolio of each LifePath Fund and the amount of such fees waived by BGFA that is allocable to each Fund is shown below.

                                             Fiscal Year                3/1/95 -                 1/1/96-
                                             End 2/28/95                12/31/95                 2/29/96
                                             -----------                --------                 -------
                                          Fees        Fees           Fees        Fees         Fees        Fees
Master Portfolio                          Paid       Waived          Paid       Waived        Paid       Waived
----------------                          ----       ------          ----       ------        ----       ------
LifePath 2000 Master Portfolio            $217,676     $0            $363,537     $0          $  99,511    $0
LifePath 2010 Master Portfolio            $158,218     $0            $312,434     $0          $  86,919    $0
LifePath 2020 Master Portfolio            $252,413     $0            $520,296     $0          $ 141,075    $0
LifePath 2030 Master Portfolio            $156,397     $0            $343,850     $0          $  93,240    $0
LifePath 2040 Master Portfolio            $189,121     $0            $503,315     $0          $ 148,324    $0

              Sub-Investment Advisory Agreement. Prior to January 1, 1996 WFNIA provided sub-investment advisory services to each Master Portfolio pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 25, 1994 with Wells Fargo Bank.

              For the fiscal year ended February 28, 1995 and for the period beginning March 1, 1995 and ended December 31, 1995, Wells Fargo Bank paid to WFNIA the sub-advisory fees indicated below and WFNIA waived the amounts shown:

                                               Fiscal Year                        3/1/95 -
                                               End 2/28/95                        12/31/95
                                               -----------                        ---------
                                         Fees           Fees               Fees               Fees
Master Portfolio                         Paid          Waived              Paid              Waived
----------------                         ----          ------              ----              ------
LifePath 2000 Master Portfolio           $159,494       $0                 $261,344            $0
LifePath 2010 Master Portfolio           $115,647       $0                 $224,903            $0
LifePath 2020 Master Portfolio           $184,341       $0                 $374,802            $0
LifePath 2030 Master Portfolio           $114,426       $0                 $247,703            $0
LifePath 2040 Master Portfolio           $138,511       $0                 $361,673            $0


              Administration and Co-Administration Agreements. The Trust has engaged Wells Fargo Bank and Stephens to provide certain administrative services. Pursuant to Administration and Co-Administration Agreements with the Trust, Wells Fargo Bank and Stephens provide as administrative services, among other things: (i) general supervision of the operation of the Trust and the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of the Trust together with ordinary clerical and bookkeeping services. Stephens also pays the compensation of the Trust's Trustees, Officers and employees who are affiliated with Stephens. Stephens has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services to Stephens in connection with its co-administrative services to the Trust. Prior to February 1, 1997, Stephens served as the Trust's sole administrator.

For the fiscal years ended February 28, 1995 and February 29, 1996, the Funds paid administrative fees to Stephens as follows:

                                      FYE                        FYE
                                      2/29/95                    2/28/96
Fund                                  Fees Paid                  Fees Paid
----                                  ---------                  ---------
LifePath 2000 Fund                     $39,834                   $  84,548
LifePath 2010 Fund                     $28,945                   $  72,832
LifePath 2020 Fund                     $46,153                   $ 120,505
LifePath 2030 Fund                     $28,565                   $  79,564
LifePath 2040 Fund                     $34,460                   $ 118,468


              Under the Administration and Co-Administration Agreements, Wells Fargo Bank and Stephens have agreed to assume the operating expenses of each LifePath Fund and a pro rata share of the operating expenses of each LifePath Master Portfolio, except for expenses in connection with securities purchases, sales or other related transactions, extraordinary expenses and fees and expenses payable pursuant to certain service contracts, as described in the Prospectus.

              Distribution Plans. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds -- Administrator and Distributor."

              As indicated in the Prospectus for the Funds, Class A and Class B shares of the LifePath Funds have each adopted a Distribution Plan (the "Plans") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. The Plans were adopted by the Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"). The Class A (formerly, Retail Class) and Class B Plans were approved by the Trust's Board of Trustees on February 1, 1995 and October 24, 1996, respectively.

              Under the Plans and pursuant to a Distribution Agreement dated February 25, 1994 with Stephens, the Funds may pay the Distributor, as compensation for distribution-related services, monthly fees at annual rates of up to 0.25% of the average daily net assets of the Class A shares of each Fund and 0.75% of the average daily net assets of the Class B shares of each Fund offering Class B shares. The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of a Fund's shares attributable to them. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

              Each of the Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Qualified Trustees. Any Distribution Agreement related to the Plans also must be approved by such vote of the Trustees and the Qualified Trustees. The Distribution Agreement terminates automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund involved, and no material amendments to the Plans may be made except by a majority of both the Trustees of the Trust and the Qualified Trustees.

              Each of the Plans requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

              For the fiscal year ended February 29, 1996, the Class A (formerly, Retail Class) shares of the Funds paid to Stephens as compensation for distribution related services the amounts listed below. All of the compensation to underwriters was retained by Wells Fargo Securities Inc.

                                                           Printing &                          Compensation
                                                             Mailing          Marketing              to
Fund                                         Total        Prospectuses        Brochures         Underwriters
----                                         -----        ------------        ---------         ------------
LifePath 2000 Fund (Retail)                $181,815            N/A                N/A             $181,815
LifePath 2010 Fund (Retail)                $123,026            N/A                N/A             $123,026
LifePath 2020 Fund (Retail)                $235,256            N/A                N/A             $235,256
LifePath 2030 Fund (Retail)                $155,737            N/A                N/A             $155,737
LifePath 2040 Fund (Retail)                $244,532            N/A                N/A             $244,532


              Shareholder Services Agreement. Wells Fargo Bank acts as the shareholder servicing agent ("Agent") for Class A and Class B shares of the Funds pursuant to a Shareholder Services Agreement (the "Agreement") and the related Shareholder Services Plans. Wells Fargo Bank, as agent, has agreed to perform certain shareholder liaison services such as answering shareholder inquiries regarding account status and history, and the manner in which purchases, exchanges and redemptions of Fund shares may be made. For the services provided pursuant to a Shareholder Servicing Agreement, the Trust may pay each Shareholder Servicing Agent a monthly fee at the annual rate of up to 0.20% of the average daily value of each Fund's shares beneficially owned by customers of the Shareholder Servicing Agent.

              For the fiscal year ended February 29, 1996, Class A (formerly, Retail Class) shares of the Funds paid shareholder services fees to Wells Fargo Bank as follows:

Fund                                         Fees Paid
----                                         ---------
LifePath 2000 Fund                            $169,096
LifePath 2010 Fund                            $145,664
LifePath 2020 Fund                            $241,010
LifePath 2030 Fund                            $159,128
LifePath 2030 Fund                            $236,936

              Selling Group Agreement. Wells Fargo Securities Inc., an interested person (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a Selling Agent for the Class A (formerly, Retail Class) shares of the Funds pursuant to a Selling Group Agreement with Stephens authorized pursuant to the Plan. As a Selling Agent, Wells Fargo Securities Inc. has an indirect financial interest in the operation of the Plan. The Board of Trustees believes that it is reasonably likely that the Plan will benefit the Funds and their shareholders because the Plan authorizes the relationship with Wells Fargo Securities Inc., and Wells Fargo Securities Inc. has previously developed distribution channels and relationships with the types of business and corporate customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board of Trustees to be responsible for significantly increased Fund assets and corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.



              Custodian, Transfer and Dividend Disbursing Agent. IBT currently acts as custodian to each Fund and Master Portfolio. The principal business address of IBT is 89 South Street, P.O. Box 1537, Boston, MA 02205-1537. IBT is not entitled to receive a fee for providing custodial services so long as IBT is entitled to receive fees from Wells Fargo Bank for providing sub-administrative services. The custodian, among other things, maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and pays all expenses of the Funds. IBT will also act securities lending agent on behalf of the Funds. Prior to October 21, 1996, BGI was custodian of each Fund's investments. For its services as custodian, BGI was not entitled to receive a fee so long as BGFA received fees for providing advisory services to the Master Portfolios.


              Wells Fargo Bank acts as the Trust's transfer and dividend disbursing agent and performs such services at 525 Market Street, San Francisco, California 94105. Wells Fargo Bank is entitled to receive from the Trust for its services as transfer and dividend disbursing agent, a monthly fee at the annual rate of 0.10% of each Fund's average daily net assets.

              For the fiscal year ended February 29, 1996, the Trust paid dividend disbursing agency fees to Wells Fargo Bank as follows:

Fund                                          Fees Paid
----                                          ---------
LifePath 2000 Fund                             $ 84,548
LifePath 2010 Fund                             $ 72,832
LifePath 2020 Fund                             $120,505
LifePath 2030 Fund                             $ 79,564
LifePath 2040 Fund                             $118,468


                       PURCHASE AND REDEMPTION OF SHARES

              Terms of Purchase. The Trust reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

              Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closing), (b) when trading in the markets, the Fund or Master Portfolio normally utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of such Fund's or Master Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                        DETERMINATION OF NET ASSET VALUE

              LifePath Master Portfolios. The securities of the LifePath Master Portfolios, including covered call options written by a LifePath Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees.

              Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. Restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if BGFA believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.

              Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by BGFA. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by the LifePath Master Portfolio. In addition, foreign securities held by a LifePath Master Portfolio may be traded actively in securities markets which are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a LifePath Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

              Fixed-income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by MIP's Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

              Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each LifePath Master Portfolio's shares.

              New York Stock Exchange Closings. The holidays on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

              Each LifePath Fund intends to qualify each year as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends, and gains from the sale or other disposition of securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to each Fund's business of investing in such securities or currencies; (b) each Fund generally derives less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (c) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

              For purposes of complying with these qualification requirements, each LifePath Fund will be deemed to own a proportionate share of its corresponding Master Portfolio's assets. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including its net tax-exempt income) earned in each year.

              Generally, dividends and capital gain distributions are taxable to shareholders when they are received. However, such dividends and distributions declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been paid by the Fund and received by the shareholder on December 31 of that calendar year if the dividend is actually paid in the following January. Such dividends and distributions will, accordingly, be taxable to the recipient shareholders in the year in which the record date falls.

              In addition, a 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements of its net investment income and net realized capital gains by the end of each calendar year, but each Fund will either actually or be deemed to distribute substantially all of this income and therefore expects not to be subject to the excise.

              Depending on the composition of a regulated investment company's income, a portion of the dividends paid by the regulated investment company from its net investment income may qualify for the dividends-received deduction allowable to certain U.S. corporate shareholders. In general, dividend income of the regulated investment company distributed to qualifying corporate shareholders is eligible for the dividends-received deduction only to the extent that (i) the regulated investment company's income consists of dividends paid by U.S. corporations and (ii) the regulated investment company would have been entitled to the dividends received deduction with respect to such dividend income if the regulated investment company were not a regulated investment company under the Code. A corporate shareholder of the Fund must hold the Fund shares upon which the qualifying dividend is paid for at least 46 days to be entitled to the dividends-received deduction. The Code also provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends-received deduction.

              Income received by each Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of any Fund is expected to consist of securities of foreign issuers, no Fund will be eligible to elect to "pass through" foreign tax credits to its shareholders.

              Ordinarily, gains and losses realized from portfolio transactions are treated as capital gain or loss, except in certain cases, including where a Master Portfolio acquires a put or grants a call thereon. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally, at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of securities will generally be short-term capital gains or losses. To the extent that a Fund recognizes long-term capital gains, such gains will be distributed at least annually. Distributions of long-term capital gains will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares.

              If a shareholder receives a designated capital gain distribution on a Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months will be disallowed to the extent of any tax-exempt interest dividends received by the shareholder thereon. These rules shall not apply to losses incurred under a periodic redemption plan.

              As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000).

              If a shareholder disposes of Fund shares with reinvestment rights within 90 days of acquiring such shares and subsequently reacquires Fund shares or shares of another regulated investment company with a reduced or eliminated sales charge pursuant to the reinvestment rights, the sales charge incurred, if any, to acquire the disposed shares (to the extent such previous sales charges do not exceed the reduction or elimination of sales charges incurred on the subsequent acquisition) shall not be taken into account for the purpose of determining the amount of gain or loss on the initial disposition. To the extent any sales charge is consequently not taken into account, it will be treated as having been incurred in the subsequent acquisition. In addition, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

              If an option granted by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Recognition of capital losses may be deferred if they result from a position which is part of a tax "straddle," as discussed below. If securities are sold by a Master Portfolio pursuant to the exercise of a call option granted by it, such Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Master Portfolio pursuant to the exercise of a put option granted by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased.

              Under Section 1256 of the Code, gain or loss realized by a regulated investment company from certain financial forward, futures and options transactions is treated as 60% long-term capital gain (or loss) and 40% short-term capital gain (or loss) (the "60%/40% rule"). Gain or loss may arise upon the exercise or lapse of such forward contracts, futures and options as well as from closing transactions. In addition, any such forward contracts, futures or options remaining unexercised at the end of the regulated investment company's taxable year are treated as sold for their then fair market value, resulting in additional gain or loss to the regulated investment company characterized in the manner described above (the "marked-to-market rule"). Transactions that qualify as designated hedges are expected from the marked-to-market rule and the 60%/40% rule.

              All or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code (relating to the taxation of foreign currency transactions). Furthermore, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. Conversion transactions are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

              Offsetting positions held by a regulated investment company involving certain financial forward, futures or option contracts may be considered, for tax purposes, to constitute straddles. Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.

              If a regulated investment company was treated as entering into straddles by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256. The regulated investment company may make one or more elections with respect to mixed straddles, and, depending upon which elections are made, if any, the tax consequences with respect to the transaction may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

              Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. withholding tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

              Other Matters. Investors should be aware that the investments to be made by a Master Portfolio may involve sophisticated tax rules such as the original issue discount and real estate mortgage investment conduit ("REMIC") rules that would result in income or gain recognition by the Master Portfolio, and its corresponding Fund, without corresponding cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.


                                 CAPITAL STOCK

              As of October 31, 1996, no shareholders were known by the Trust to own 5% or more of the Class A or Class B shares of the LifePath Funds. As of October 31, 1996, the shareholders identified below were known by the Trust to own 5% or more of the Institutional Class shares of the LifePath Fund's outstanding shares in the following capacity:


                         Name and Address                           Percentage         Capacity
Name of Fund              of Shareholder                             of Fund            Owned
------------             ----------------                           ----------         --------
LifePath 2000            Stephens Inc.                                100%             Beneficial
(Institutional)          111 Center Street
                         Little Rock, AR 72201

LifePath 2010            Stephens Inc.                                28.37%           Beneficial
(Institutional)          111 Center Street
                         Little Rock, AR 72201

                         Charles Schwab & Co. Inc.                    71.63%           Beneficial
                         Special Custody for the
                         Benefit of Customers
                         Attn:  Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104

LifePath 2020            Stephens Inc.                                21.29%           Beneficial
(Institutional)          111 Center Street
                         San Francisco, CA 94104

                         Charles Schwab & Co. Inc.                    78.71%           Beneficial
                         Special Custody for the
                         Benefit of Customers
                         Attn:  Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104

LifePath 2030            Stephens Inc.                                6.15%            Beneficial
(Institutional)          111 Center Street
                         San Francisco, CA 94104

                         Charles Schwab & Co. Inc.                    93.85%           Beneficial
                         Special Custody for the
                         Benefit of Customers
                         Attn:  Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104

LifePath 2040            Stephens Inc.                                80.22%           Beneficial
(Institutional)          111 Center Street
                         San Francisco, CA 94104

                         Charles Schwab & Co. Inc.                    19.78            Beneficial
                         Special Custody for the
                         Benefit of Customers
                         Attn:  Mutual Funds
                         101 Montgomery Street
                         San Francisco, CA 94104

                            PERFORMANCE INFORMATION

              LifePath Funds. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. Total return is calculated by subtracting the amount of the net asset value per share of a class at the beginning of a stated period from the net asset value per share of a class at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share of a class at the beginning of the period.

              Because of the difference in the fees and expenses borne by Class A and Class B shares of the Funds, the return on such shares can be expected, at any given time, to be lower than the return on Institutional Class shares.

              For the fiscal year ended February 29, 1996, the average annual total returns on the Funds were as follows:

                                     Class A
Fund                                 formerly, Retail)          Institutional
----                                 -----------------          -------------
LifePath 2000 Fund                        12.98%                    13.19%
LifePath 2010 Fund                        19.40%                    19.69%
LifePath 2020 Fund                        22.94%                    23.18%
LifePath 2030 Fund                        26.53%                    26.88%
LifePath 2040 Fund                        28.91%                    29.32%

              The Funds may advertise the cumulative total return on a class of its shares. Cumulative total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share of a class at the beginning of the period. Advertisements may include the percentage rate of total return on a class of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

              In addition to the above performance information, the Funds may also advertise the cumulative total return for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares of the Fund, assuming all dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

              For the period from inception (March 1, 1994) to February 29, 1996, the cumulative total returns on the Funds were as follows:

                                     Class A
Fund                                 formerly, Retail)
----                                 -----------------
LifePath 2000 Fund                        15.35%
LifePath 2010 Fund                        23.35%
LifePath 2020 Fund                        28.01%
LifePath 2030 Fund                        31.63%
LifePath 2040 Fund                        35.68%

              For the period from inception (March 1, 1994) to February 29, 1996, the average annual total returns on the Funds were as follows:

                                     Class A
Fund                                 (formerly, Retail)         Institutional
----                                 ------------------         -------------
LifePath 2000 Fund                          7.40%                    7.65%
LifePath 2010 Fund                         11.06%                   11.33%
LifePath 2020 Fund                         13.14%                   13.40%
LifePath 2030 Fund                         14.73%                   15.11%
LifePath 2040 Fund                         16.48%                   16.85%

              From time to time, the Trust may use, in advertisements and other types of literature, information and statements describing the LifePath Funds as the first mutual funds to offer a flexible investment strategy designed to change over specific time horizons.

              From time to time and only to the extent the comparison is appropriate for the LifePath Funds, the Trust may quote performance or price-earning ratios for a class of the Funds in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Funds' performance also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of the Funds will be calculated by relating net asset value per share of a class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains, distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Funds' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

              In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Master Portfolios' investment adviser or its affiliates.

              From time to time the Trust may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

              The Trust may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Funds: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Funds or the general economic, business, investment, or financial environment in which the Funds operate;
(iii) the effect of tax-deferred compounding on the investment returns of the Funds, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Funds (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Funds or current or potential value with respect to the particular industry or sector.

              The Trust also may discuss in advertising and other types of literature that the Funds have been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Funds' shares since the rating would not comment on the market price of the Funds' shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the Funds' performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Funds' past performance with other rated investments.

              From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements." The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's investment adviser. The Trust may also disclose in advertising and other types of sales literature the assets and categories of assets under management by a Fund's investment adviser or sub-adviser. The Trust may disclose in advertising, statements and other literature the amount of assets and mutual fund assets managed by Wells Fargo Bank or BGFA. As of December 31, 1996, Wells Fargo Bank provided investment advisory services for approximately $54 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets. As of October 31, 1996, BGFA and its affiliates provided investment advisory services for over $336 billion of assets.


                             PORTFOLIO TRANSACTIONS

              General. BGFA assumes general supervision over placing orders on behalf of MIP for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price.

              Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolios will not necessarily be paying the lowest spread or commissions available. BGFA does not preference its orders to brokers or dealers based on receipt of statistical or other research services.

              Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates over 100% are likely to result in comparatively greater brokerage expenses.

              Purchases and sales of fixed-income securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the LifePath Master Portfolio for such purchases and sales. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.


              Brokerage Commissions. For the fiscal years ended February 28, 1995 and February 29, 1996, the corresponding Master Portfolio of each LifePath Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.

                                                 Commissions Paid
                                                 ----------------
Master Portfolio                               1995            1996
----------------                               ----            ----
LifePath 2000 Master Portfolio               $24,231         $71,608
LifePath 2010 Master Portfolio               $28,830         $33,786
LifePath 2020 Master Portfolio               $56,540         $29,666
LifePath 2030 Master Portfolio               $37,890         $12,053
LifePath 2040 Master Portfolio               $56,183         $ 8,311

              Securities of Regular Broker Dealers. As of February 29, 1996, the corresponding Master Portfolio of each LifePath Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

Master Portfolio                    Broker/Dealer                    Amount
----------------                    -------------                    ------
LifePath 2000                       CitiCorp                        $ 92,000
                                    Lehman Brothers                   30,000
                                    Merrill Lynch & Co.               29,000
                                    J.P. Morgan Securities            40,000

LifePath 2010                       CitiCorp                        $295,000
                                    Lehman Brothers                   25,000
                                    Merrill Lynch & Co.               79,000
                                    J.P. Morgan Securities           123,000


LifePath 2020                       CitiCorp                        $549,000
                                    Lehman Brothers                   45,000
                                    Merrill Lynch & Co.              170,000
                                    J.P. Morgan Securities           255,000

LifePath 2030                       CitiCorp                        $431,000
                                    Lehman Brothers                   40,000
                                    Merrill Lynch & Co.              134,000
                                    J.P. Morgan Securities           198,000

LifePath 2040                       CitiCorp                        $784,000
                                    Lehman Brothers                   79,000
                                    Merrill Lynch & Co.              213,000
                                    J.P. Morgan Securities           319,000


                          INFORMATION ABOUT THE FUNDS

              Each Fund share, irrespective of class, has one vote and when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. Each share of a class has identical voting rights with respect to the Fund of which it is a part provided that there are certain matters which affect one class but not another. Currently, the only such matter is the existence of a Distribution Plan pursuant to Rule 12b-11 under the 1940 Act with respect to the Class A and Class B shares but not the Institutional Class shares. On this matter the shareholders of the affected class vote as a class.

              Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment trust, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of such Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

              Each Fund sends annual and semi-annual financial statements to all its shareholders of record.

                                    COUNSEL

              Morrison & Forester LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectus.

                              INDEPENDENT AUDITORS

              KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, independent auditors, have been selected as each Fund's independent auditors. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings.


                             FINANCIAL INFORMATION

              The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 29, 1996 for each LifePath Fund of the Trust and each corresponding LifePath Master Portfolio of MIP are hereby incorporated by reference to the Trust's LifePath Funds Annual Reports, as filed with the SEC on May 28, 1996. The portfolio of investments and financial statements for the period ended August 31, 1996 for each LifePath Fund and corresponding Master Portfolio are hereby incorporated by reference to the Trust's Semi-Annual Reports, as filed with the SEC on November 7, 1996. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

              Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

Bond Ratings

AAA

              Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

              Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

              Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

              Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

              S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

              The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings

Aaa

              Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

              Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

              Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

              Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

              The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

              Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

              The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

              Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

              Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A

              Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

              Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

              Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

              Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

              Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

              Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

              Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2

              Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

AAA

              Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA

              Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A

              Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB

              Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

              Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

              The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and Trust fundamentals. Risk factors are small.

IBCA

Bond and Long-Term Ratings

              Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

Commercial Paper and Short-Term Ratings

              The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

International and U.S. Bank Ratings

              An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.





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